                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
          PERFORMANCE OF A $10,000 INVESTMENT       4
                            RETURN HIGHLIGHTS       5

                        PORTFOLIO AT A GLANCE
                TWELVE-MONTH DIVIDEND HISTORY       7
                             ASSET ALLOCATION       7
                          COUPON DISTRIBUTION       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      18
                NOTES TO FINANCIAL STATEMENTS      24
               REPORT OF INDEPENDENT AUDITORS      34



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      35
              TRUSTEE AND OFFICER INFORMATION      36

Van Kampen wishes peace and prosperity to all.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 18, 2002

Dear Shareholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            0.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1999--December 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6
                                                                             2.5                               2.1
                                                                               2                               1.9
Dec 01                                                                      1.75                               1.6

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(December 31, 1991--December 31, 2001)

 [LINE GRAPH]

                                                                                                      MERRILL LYNCH 1- TO 10-YEAR
                                                                         LEHMAN BROTHERS MORTGAGE        TREASURY INDEX IS AN
                                                                          INDEX IS AN UNMANAGED,        UNMANAGED INDEX MADE UP
                                                                        TOTAL RETURN INDEX MADE UP       OF FIXED RATE COUPON
                                                                       OF ALL FIXED-RATE SECURITIES      BEARING U.S. TREASURY
                                                                        BACKED BY MORTGAGE-BACKED     SECURITIES WITH A MATURITY
                                             U.S. GOVERNMENT FUND*            SECURITIES.**           RANGE OF ONE TO TEN YEARS.*
                                             ---------------------     ----------------------------   ---------------------------
12/91                                               9527.00                     10000.00                        10000.00
                                                    9393.00                      9914.04                         9896.00
                                                    9777.00                     10311.70                        10276.00
                                                   10083.00                     10619.80                        10734.00
12/92                                              10124.00                     10695.20                        10694.00
                                                   10507.00                     11011.50                        11098.00
                                                   10766.00                     11216.50                        11313.00
                                                   10908.00                     11324.50                        11559.00
12/93                                              10930.00                     11426.40                        11569.00
                                                   10477.00                     11160.80                        11356.00
                                                   10363.00                     11098.10                        11299.00
                                                   10378.00                     11195.00                        11383.00
12/94                                              10373.00                     11242.80                        11371.00
                                                   10960.00                     11831.60                        11846.00
                                                   11589.00                     12448.10                        12405.00
                                                   11764.00                     12709.90                        12599.00
12/95                                              12200.00                     13131.30                        13031.00
                                                   12068.00                     13072.70                        12933.00
                                                   12094.00                     13177.70                        13011.00
                                                   12336.00                     13447.30                        13231.00
12/96                                              12700.00                     13834.60                        13538.00
                                                   12663.00                     13851.60                        13534.00
                                                   13096.00                     14376.00                        13910.00
                                                   13446.00                     14796.60                        14266.00
12/97                                              13788.00                     15146.80                        14588.00
                                                   13989.00                     15393.30                        14814.00
                                                   14204.00                     15658.00                        15085.00
                                                   14486.00                     16073.20                        15811.00
12/98                                              14583.00                     16202.00                        15847.00
                                                   14661.00                     16360.60                        15793.00
                                                   14503.00                     16286.60                        15763.00
                                                   14590.00                     16438.00                        15937.00
12/99                                              14567.00                     16501.90                        15934.00
                                                   14759.00                     16728.40                        16211.00
                                                   15014.00                     17106.90                        16508.00
                                                   15470.00                     17659.90                        16917.00
12/00                                              16058.00                     18344.50                        17557.00
                                                   16492.00                     18845.50                        18068.00
                                                   16618.00                     19036.40                        18141.00
                                                   17290.00                     19838.90                        18999.00
12/01                                              17370.00                     19851.90                        18980.00

This chart compares your fund's performance to that of the Merrill Lynch 1- to 10-Year Treasury Index and the Lehman Brothers Mortgage Index over time.

These indexes are unmanaged broad-based, statistical composites and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Wiesenberger(R)
** Lehman Brothers

RETURN HIGHLIGHTS

(as of December 31, 2001)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
One-year total return based on
NAV(1)                                    8.17%           7.32%      7.25%
------------------------------------------------------------------------------
One-year total return(2)                  3.03%           3.32%      6.25%
------------------------------------------------------------------------------
Five-year average annual total
return(2)                                 5.43%           5.37%      5.58%
------------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 5.68%             N/A        N/A
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 8.65%           5.60%(3)    4.92%
------------------------------------------------------------------------------
Commencement date                      05/31/84        08/24/92   08/13/93
------------------------------------------------------------------------------
Distribution rate(4)                      5.25%           4.86%      4.87%
------------------------------------------------------------------------------
SEC Yield(5)                              4.19%           3.60%      3.60%
------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fee and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended December 31, 2001.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Fund shares are neither insured nor guaranteed by the U.S. Government.

    Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended December 31, 2001)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
1/01                                                                             0.066
2/01                                                                             0.066
3/01                                                                             0.066
4/01                                                                             0.066
5/01                                                                             0.066
6/01                                                                             0.066
7/01                                                                             0.066
8/01                                                                             0.066
9/01                                                                             0.066
10/01                                                                            0.066
11/01                                                                            0.066
12/01                                                                            0.066

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

ASSET ALLOCATION

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     DECEMBER 31, 2001                  DECEMBER 31, 2000
                                                                     -----------------                  -----------------
FNMA                                                                       52.50                              60.20
GNMA                                                                       29.20                              20.10
FHLMC                                                                      11.00                              10.90
REMIC/CMO                                                                   6.40                               3.50
Treasury Securities                                                         0.90                               5.30

COUPON DISTRIBUTION

(as a percentage of long-term investments--December 31, 2001)
[BAR GRAPH]

                                                                          COUPON DISTRIBUTION
                                                                          -------------------
less than 6.0%                                                                    1.00
6-6.9%                                                                           52.40
7-7.9%                                                                           27.30
8-8.9%                                                                           10.80
9-9.9%                                                                            4.90
10% or more                                                                       3.60

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM OF THE VAN KAMPEN U.S. GOVERNMENT FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2001. THE FUND IS MANAGED BY THE ADVISER'S HIGH GRADE TEAM. CURRENT MEMBERS(1) INCLUDE W. DAVID ARMSTRONG, MANAGING DIRECTOR, PAUL O'BRIEN, EXECUTIVE DIRECTOR AND
DAVID HOROWITZ, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR
VIEWS
ON THE FUND'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED IN THE LAST TWELVE MONTHS, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The market environment of the
past year has been dominated by the effects of the faltering U.S. economy. It seems hard to imagine that one year ago both investors and the Federal Reserve Board (the "Fed") were worried about inflation. Those worries disappeared when growth slowed drastically in the second half of 2001. The slowing economy had predictable effects, including widespread layoffs and deteriorating conditions for business investment.

    The severity and suddenness of the slowdown led the Fed to rapidly shift its attention from fighting inflation to avoiding recession. Acting between scheduled meetings, the Fed cut short-term interest rates on January 3, 2001 by 50 basis points. This was only the first of 11 cuts during the year, for a total reduction of 475 basis points or 4.75 percent. Despite the Fed's efforts, the first of these moves did not have an appreciable effect on the economy, which continued to slow going into September.

    The tragic events of September 11 made a bad economic situation worse. Business activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future. For the third quarter of 2001, gross domestic product (GDP) fell by 1.3 percent, its largest decline since the recession of the early 1990s.

    The bond market reacted favorably to the interest-rate cuts through the first 10 months of the year. Rates fell across the yield curve, with the most dramatic declines happening on the short end of the yield curve, which is the most responsive to changes in monetary policy. This shift steepened the curve significantly as short- and intermediate-term paper rallied strongly. That trend only strengthened in the wake of September 11 as investors flocked to the perceived safety of shorter-duration, lower-risk assets.

    The market shifted again in early November, as confidence appeared to slowly return to the investor psyche. A combination of stabilization in geopolitical events and a growing belief that the economy was likely to turn positive in the first half of 2002 led many investors to sell their long-duration Treasury holdings. This pushed interest rates at the long end of the curve higher, while rates on the short end fell even further in response to continued interest rate cuts (the last cut of the year came on December 11). This further steepened the yield curve.

    Falling interest rates had an enormous impact on the market for mortgage-backed securities. Investors were attracted by the securities' high credit quality coupled with their yield spread over Treasuries, and the added buying activity reduced the yield spread for the first five months of the year. Mortgage-backed securities' rates declined in step with those of Treasuries for much of the rest of the year. This had the effect of lowering mortgage rates to very low levels over the period, which triggered a wave of refinancing activity as homeowners moved to lock in lower rates.

    For the 12 months ended December 31, 2001, the fund produced a total return of 8.17 percent. This reflects an increase in net asset value from $14.04 per share on December 31, 2000, to $14.36 per share on December 31, 2001. Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original price. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Merrill Lynch One-to Ten-Year Treasury Index generated a total return of 8.33 percent and the Lehman Brothers Mortgage Index posted a total return of 8.22 percent for the same period. The Merrill Lynch One- to Ten-Year Treasury Index is an unmanaged index made up of fixed rate, coupon bearing U.S. Treasury securities with a maturity range of one to ten years. The Lehman Brothers Mortgage Index is an unmanaged, total return index made up of all fixed-rate securities backed by mortgage-backed securities. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 5.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   Overall, we continued to manage
the fund in the way we traditionally have. We kept the portfolio invested in high-quality mortgage-backed securities, which offered a yield spread over Treasuries and we believe helped to minimize the fund's overall credit risk. Our goal was to protect the fund's yield by keeping it fairly responsive to interest rates while positioning the fund in such a way that it would likely not be hurt by mortgage prepayments.

    Over the course of the year, we implemented two basic strategies. First, we recognized that falling interest rates gave homeowners mounting incentives to refinance their home mortgages. While refinancings are a boon to homeowners, they are usually anathema to bondholders since they result in bonds being called away. The risk of this activity is especially acute for holders of bonds with above-market, or "premium" coupons. All too often, the only available replacements for these securities in the market are longer-duration bonds, which subject their holders to higher interest-rate risk.

    Given these conditions, we moved to protect the fund by selectively selling newer issues with moderately higher coupons that had met our objectives. Many of these sales were of 30-year bonds with coupons in the 7.0 to 7.5 percent range, which over the period saw a great deal of prepayments. In their stead, we purchased lower-coupon bonds that met our investment profile for the fund. Many of these purchases were 30-year coupon bonds in the 6.5 percent range. In addition, we retained a series of older, higher-coupon mortgage securities that we thought were undervalued. These bonds were priced for very fast prepayments--faster than what we believed they should be given their age and the fact they'd already been through one or more refinancing waves. In mortgage-backed security jargon, the issues were believed to have experienced a meaningful degree of "MBS prepayment burn-out".

    The second part of our strategy involved the fund's interest-rate profile, which also reflected our conservative bias. We kept the fund's duration mostly in line with its benchmark for the first 10 months of the year. Late in the year, our analysis led us to conclude that the general trend to lower interest rates was likely to come to an end as the market's expectations turned to an incipient economic recovery. As a result, we moved to shorten the fund's duration in the fourth quarter. This proved favorable for performance in the last two months of the year as interest rates climbed.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MARKET?

A   In general, we expect a more
constructive economic environment. We agree with the general sentiment that the economy is likely to improve as we move through 2002, with economic growth turning positive. At the same time, we expect inflation to remain tame, coming in below 2 percent, and the dollar to remain stable.

    Within that context, we anticipate that the bond markets will react as they historically have in times of strengthening economic conditions, with interest rates rising across the yield curve as investors demand more compensation for holding bonds. In this scenario, interest rates at the short end of the curve are likely to rise even more than on the long end; this would have the effect of flattening the yield curve. Relative to Treasury issues, fixed-rate mortgage-backed investments should then perform better on a total-return basis. We expect this may occur through 2002.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain share-holder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and share-holder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages. These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                     COUPON          MATURITY             VALUE
            COLLATERALIZED MORTGAGE
            OBLIGATIONS  4.1%
$   1,630   Federal Home Loan Mortgage
            Corp.........................    9.250%         11/15/05         $    1,615,086
   58,433   Federal Home Loan Mortgage
            Corp. (Principal Only).......    8.000          06/01/31             10,271,382
    9,000   Federal National Mortgage
            Association 15 Year Pools....    6.022          11/25/10              8,987,829
       29   Federal National Mortgage
            Association Pools (REMIC)....    2.080          10/25/24                 28,678
   10,000   Federal National Mortgage
            Association Pools............    6.000          02/25/02             10,291,250
   29,000   Federal National Mortgage
            Association Pools............    6.740          08/25/07             30,413,173
    7,681   Federal National Mortgage
            Association Pools............    7.500          01/19/39              8,033,182
    1,238   Federal National Mortgage
            Association Pools (Principal
            Only) (REMIC)................     *             02/01/28                988,287
                                                                             --------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS.....................       70,628,867
                                                                             --------------
            MORTGAGE BACKED SECURITIES  59.1%
   29,111   Federal Home Loan Mortgage
            Corp. Gold 15 Year Dwarf
            Pools........................    6.500    07/01/14 to 08/01/14       29,712,143
   12,406   Federal Home Loan Mortgage
            Corp. Gold 30 Year Pools.....    6.000          04/01/29             12,235,602
    9,706   Federal Home Loan Mortgage
            Corp. Gold 30 Year Pools.....    6.500    03/01/29 to 10/01/29        9,760,566
    7,986   Federal Home Loan Mortgage
            Corp. Gold 30 Year Pools.....    7.500    05/01/30 to 02/01/31        8,244,494
   31,176   Federal Home Loan Mortgage
            Corp. Gold 30 Year Pools.....    8.000    12/01/19 to 02/01/30       32,918,865
    4,541   Federal Home Loan Mortgage
            Corp. Gold 30 Year Pools.....   10.000    02/01/10 to 08/01/21        5,069,553
      217   Federal Home Loan Mortgage
            Corp. Gold 30 Year Pools
            (FHA/VA).....................   10.000    11/01/17 to 01/01/19          242,030

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                     COUPON          MATURITY             VALUE
            MORTGAGE BACKED SECURITIES (CONTINUED)
$  11,213   Federal Home Loan Mortgage
            Corp. Non-Gold 30 Year
            Pools........................    8.500%   01/01/16 to 09/01/19   $   11,987,041
    2,424   Federal Home Loan Mortgage
            Corp. Non-Gold 30 Year
            Pools........................   10.000    12/01/08 to 10/01/18        2,657,097
       38   Federal Home Loan Mortgage
            Corp. Non-Gold 30 Year Pools
            (FHA/VA).....................   10.000          09/01/10                 42,512
      205   Federal Home Loan Mortgage
            Corp. Non-Gold 30 Year
            Pools........................   10.250          11/01/09                225,393
    6,578   Federal Home Loan Mortgage
            Corp. Non-Gold 30 Year
            Pools........................   11.000    10/01/04 to 01/01/21        7,412,463
       75   Federal Home Loan Mortgage
            Corp. Non-Gold 30 Year
            Pools........................   11.250          09/01/15                 84,957
   16,304   Federal National Mortgage
            Association 15 Year Pools....    6.000    07/01/12 to 09/01/14       16,482,682
   18,995   Federal National Mortgage
            Association 15 Year Pools....    6.500          11/01/13             19,413,753
   21,073   Federal National Mortgage
            Association 15 Year Pools....    7.000          03/01/15             21,844,366
    5,783   Federal National Mortgage
            Association 15 Year Pools....    7.500    04/01/15 to 11/01/15        6,050,739
   11,925   Federal National Mortgage
            Association 15 Year Pools....    8.500          08/01/14             12,662,823
  135,225   Federal National Mortgage
            Association 30 Year Pools....    6.000    06/01/28 to 09/01/29      133,224,527
  207,588   Federal National Mortgage
            Association 30 Year Pools....    6.500    06/01/22 to 07/01/29      208,872,304
  115,261   Federal National Mortgage
            Association 30 Year Pools....    7.500    12/01/21 to 10/01/31      119,511,239
   12,505   Federal National Mortgage
            Association 30 Year Pools....    8.000    12/01/16 to 12/01/22       13,306,159
    3,339   Federal National Mortgage
            Association 30 Year Pools....    8.500    04/01/17 to 06/01/21        3,600,991
    2,114   Federal National Mortgage
            Association 30 Year Pools....    9.000    03/01/10 to 02/01/21        2,301,987
    1,377   Federal National Mortgage
            Association 30 Year Pools
            (FHA/VA).....................    9.000          05/01/09              1,485,549

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                     COUPON          MATURITY             VALUE
            MORTGAGE BACKED SECURITIES (CONTINUED)
$     678   Federal National Mortgage
            Association 30 Year Pools
            (MFMR).......................    9.000%         03/01/08         $      718,772
    6,347   Federal National Mortgage
            Association 30 Year Pools....    9.500    05/01/20 to 04/01/30        7,068,548
    3,546   Federal National Mortgage
            Association 30 Year Pools....   10.000    11/01/18 to 05/01/22        3,956,946
    3,536   Federal National Mortgage
            Association 30 Year Pools....   10.500    06/01/10 to 05/01/21        3,973,682
    1,348   Federal National Mortgage
            Association 30 Year Pools....   11.000    12/01/10 to 11/01/19        1,524,076
      357   Federal National Mortgage
            Association 30 Year Pools....   11.500    12/01/09 to 01/01/16          406,399
       22   Federal National Mortgage
            Association 30 Year Pools....   12.500          03/01/15                 25,911
      742   Federal National Mortgage
            Association 30 Year Pools....   13.000          06/01/15                866,485
   15,231   Government National Mortgage
            Association 30 Year Pools....    6.000    01/15/28 to 04/15/29       14,974,956
   56,139   Government National Mortgage
            Association 30 Year Pools....    6.500    04/15/26 to 06/15/29       56,475,711
   73,571   Government National Mortgage
            Association 30 Year Pools....    7.000    08/15/22 to 02/15/31       75,372,653
   58,920   Government National Mortgage
            Association 30 Year Pools....    7.500    01/15/17 to 02/15/30       61,333,403
   18,576   Government National Mortgage
            Association 30 Year Pools....    8.000    04/15/05 to 08/15/29       19,815,561
   13,432   Government National Mortgage
            Association 30 Year Pools....    8.500    04/15/06 to 06/15/23       14,559,842
   21,631   Government National Mortgage
            Association 30 Year Pools....    9.000    09/15/04 to 08/15/24       23,693,119
   14,728   Government National Mortgage
            Association 30 Year Pools....    9.500    06/15/09 to 11/15/22       16,434,876

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                     COUPON          MATURITY             VALUE
            MORTGAGE BACKED SECURITIES (CONTINUED)
$   3,717   Government National Mortgage
            Association 30 Year Pools....   10.500%   09/15/10 to 02/15/20   $    4,270,858
      629   Government National Mortgage
            Association 30 Year Pools....   11.000    03/15/10 to 12/15/18          724,745
      926   Government National Mortgage
            Association 30 Year Pools....   11.500    10/15/10 to 03/15/18        1,074,246
      536   Government National Mortgage
            Association 30 Year Pools....   12.000    07/15/11 to 07/15/15          628,657
      173   Government National Mortgage
            Association 30 Year Pools
            (FHA/VA).....................   12.250    06/15/14 to 07/15/15          199,937
      735   Government National Mortgage
            Association 30 Year Pools....   12.500    04/15/10 to 08/15/15          863,243
      377   Government National Mortgage
            Association 30 Year Pools....   13.000    01/15/11 to 06/15/15          446,618
        0   Government National Mortgage
            Association II 15 Year Dwarf
            Pools........................    8.500          05/20/02                    479
    8,710   Government National Mortgage
            Association II 30 Year
            Pools........................    6.000          04/20/29              8,516,618
   17,207   Government National Mortgage
            Association II 30 Year
            Pools........................    6.500    01/20/29 to 04/20/31       17,225,058
       45   Government National Mortgage
            Association II 30 Year
            Pools........................    8.500          02/20/17                 48,989
    1,636   Government National Mortgage
            Association II 30 Year
            Pools........................   10.500    04/20/14 to 05/20/19        1,871,806
    1,037   Government National Mortgage
            Association II 30 Year
            Pools........................   11.000    09/20/13 to 08/20/19        1,198,282
      497   Government National Mortgage
            Association II 30 Year
            Pools........................   11.500    08/20/13 to 07/20/19          575,413

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                     COUPON          MATURITY             VALUE
            MORTGAGE BACKED SECURITIES (CONTINUED)
$     432   Government National Mortgage
            Association II 30 Year
            Pools........................   12.000%   08/20/13 to 12/20/15   $      504,767
      349   Government National Mortgage
            Association II 30 Year
            Pools........................   12.500    10/20/13 to 09/20/15          411,137
                                                                             --------------
            TOTAL MORTGAGE BACKED SECURITIES  59.1%.......................    1,019,111,628
                                                                             --------------
            UNITED STATES GOVERNMENT AGENCY OBLIGATION  0.6%
   10,000   Federal Home Loan Mortgage
            Corp.........................    5.250          02/15/04             10,372,200
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS  63.8%
  (Cost $1,067,984,239)...................................................    1,100,112,695
                                                                             --------------


SHORT-TERM INVESTMENTS  36.1%
Federal National Mortgage Association Discount Note
  ($619,550,000 par, yielding 1.50%, 01/02/02 maturity).....      619,524,185
United States Treasury Bill ($2,950,000 par, yielding 1.82%,
  04/18/02 maturity) (a)....................................        2,934,130
                                                               --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $622,458,315).......................................      622,458,315
                                                               --------------
TOTAL INVESTMENTS  99.9%
  (Cost $1,690,442,554).....................................    1,722,571,010
OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%.................        2,114,773
                                                               --------------

NET ASSETS  100.0%..........................................   $1,724,685,783
                                                               ==============

 * Zero coupon bond

(a) Assets segregated as collateral for open forward and future transactions.

FHA/VA--Federal Housing Administration/Department of Veterans Affairs
MFMR--Multi Family Mortgage Revenue
REMIC--Real Estate Mortgage Investment Conduits

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001

ASSETS:
Total Investments (Cost $1,690,442,554).....................  $1,722,571,010
Cash........................................................          71,738
Receivables:
  Interest..................................................       6,982,882
  Fund Shares Sold..........................................       2,424,733
  Investments Sold..........................................          50,177
Other.......................................................         409,949
                                                              --------------
    Total Assets............................................   1,732,510,489
                                                              --------------
LIABILITIES:
Payables:
  Income Distributions......................................       2,936,454
  Fund Shares Repurchased...................................       1,906,590
  Distributor and Affiliates................................         902,410
  Investment Advisory Fee...................................         764,695
  Variation Margin on Futures...............................         102,906
Forward Commitments.........................................         568,415
Accrued Expenses............................................         405,490
Trustees' Deferred Compensation and Retirement Plans........         237,746
                                                              --------------
    Total Liabilities.......................................       7,824,706
                                                              --------------
NET ASSETS..................................................  $1,724,685,783
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,970,481,283
Net Unrealized Appreciation.................................      32,042,580
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (1,320,050)
Accumulated Net Realized Loss...............................    (276,518,030)
                                                              --------------
NET ASSETS..................................................  $1,724,685,783
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,551,931,534 and 108,106,491 shares of
    beneficial interest issued and outstanding).............  $        14.36
    Maximum sales charge (4.75%* of offering price).........             .72
                                                              --------------
    Maximum offering price to public........................  $        15.08
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $140,520,728 and 9,821,553 shares of
    beneficial interest issued and outstanding).............  $        14.31
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $32,233,521 and 2,255,319 shares of
    beneficial interest issued and outstanding).............  $        14.29
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Interest....................................................    $107,272,204
Fee Income..................................................         882,980
                                                                ------------
    Total Income............................................     108,155,184
                                                                ------------
EXPENSES:
Investment Advisory Fee.....................................       8,929,284
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $3,083,566, $1,172,568 and $246,869,
  respectively).............................................       4,503,003
Shareholder Services........................................       1,656,687
Custody.....................................................         268,474
Legal.......................................................          93,819
Trustees' Fees and Related Expenses.........................          35,231
Other.......................................................         616,640
                                                                ------------
    Total Expenses..........................................      16,103,138
    Less Credits Earned on Cash Balances....................         150,998
                                                                ------------
    Net Expenses............................................      15,952,140
                                                                ------------
NET INVESTMENT INCOME.......................................    $ 92,203,044
                                                                ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $ 21,318,155
  Futures...................................................        (107,164)
  Forward Commitments.......................................       6,696,681
                                                                ------------
Net Realized Gain...........................................      27,907,672
                                                                ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      21,464,198
                                                                ------------
  End of the Period:
    Investments.............................................      32,128,456
    Futures.................................................         329,180
    Forward Commitments.....................................        (415,056)
                                                                ------------
                                                                  32,042,580
                                                                ------------
Net Unrealized Appreciation During the Period...............      10,578,382
                                                                ------------
NET REALIZED AND UNREALIZED GAIN............................    $ 38,486,054
                                                                ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $130,689,098
                                                                ============

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

                                                     YEAR ENDED          YEAR ENDED
                                                  DECEMBER 31, 2001   DECEMBER 31, 2000
                                                  -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................  $   92,203,044      $  109,641,482
Net Realized Gain/Loss...........................      27,907,672         (17,823,259)
Net Unrealized Appreciation During the Period....      10,578,382          77,997,941
                                                   --------------      --------------
Change in Net Assets from Operations.............     130,689,098         169,816,164
                                                   --------------      --------------
Distributions from and in Excess of Net
  Investment Income:
  Class A Shares.................................     (87,101,266)       (100,803,525)
  Class B Shares.................................      (5,722,950)         (5,162,271)
  Class C Shares.................................      (1,207,166)           (990,245)
                                                   --------------      --------------
Total Distributions..............................     (94,031,382)       (106,956,041)
                                                   --------------      --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................      36,657,716          62,860,123
                                                   --------------      --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     397,383,237         162,057,922
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................      56,976,704          59,750,187
Cost of Shares Repurchased.......................    (455,062,719)       (561,997,405)
                                                   --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................        (702,778)       (340,189,296)
                                                   --------------      --------------
TOTAL INCREASE/DECREASE IN NET ASSETS............      35,954,938        (277,329,173)
NET ASSETS:
Beginning of the Period..........................   1,688,730,845       1,966,060,018
                                                   --------------      --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $(1,320,050) and $845,200, respectively).......  $1,724,685,783      $1,688,730,845
                                                   ==============      ==============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      YEAR ENDED DECEMBER 31,
CLASS A SHARES                         ------------------------------------------------------
                                       2001(A)(B)   2000(A)      1999       1998       1997
                                       ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD..............................   $  14.04    $  13.52   $  14.46   $  14.62   $  14.46
                                        --------    --------   --------   --------   --------
 Net Investment Income...............        .78         .84        .90        .94       1.04
 Net Realized and Unrealized
   Gain/Loss.........................        .33         .50       (.92)      (.12)       .15
                                        --------    --------   --------   --------   --------
Total from Investment Operations.....       1.11        1.34       (.02)       .82       1.19
Less Distributions from and in Excess
 of Net Investment Income............        .79         .82        .92        .98       1.03
                                        --------    --------   --------   --------   --------
NET ASSET VALUE, END OF THE PERIOD...   $  14.36    $  14.04   $  13.52   $  14.46   $  14.62
                                        ========    ========   ========   ========   ========

Total Return (c).....................      8.17%      10.24%      -.11%      5.77%      8.57%
Net Assets at End of the Period (In
 millions)...........................   $1,551.9    $1,582.0   $1,817.0   $2,079.6   $2,264.8
Ratio of Operating Expenses to
 Average Net Assets (d)..............       .87%        .92%       .91%       .90%       .90%
Ratio of Interest Expense to Average
 Net Assets..........................        N/A        .05%       .07%       .04%       .08%
Ratio of Net Investment Income to
 Average Net Assets..................      5.46%       6.23%      6.50%      6.45%      7.26%
Portfolio Turnover (Excludes Forward
 Commitment Transactions)............        32%         44%       112%        82%       104%

(a) Based on average shares outstanding.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. These changes for the period ended December 31, 2001 did not affect net investment income per share or net realized and unrealized gains and losses per share. However, the ratio of net investment income to average net assets decreased from 5.49% to 5.46%. Per share, ratios, and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .02% for the year ended December 31, 2000.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED DECEMBER 31,
CLASS B SHARES                           ---------------------------------------------------
                                         2001(A)(B)    2000(A)     1999      1998      1997
                                         ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................    $14.02      $13.50     $14.44    $14.61    $14.45
                                           ------      ------     ------    ------    ------
  Net Investment Income................       .66         .74        .75       .82       .92
  Net Realized and Unrealized
    Gain/Loss..........................       .33         .50       (.88)     (.13)      .16
                                           ------      ------     ------    ------    ------
Total from Investment Operations.......       .99        1.24       (.13)      .69      1.08
Less Distributions from and in Excess
  of Net Investment Income.............       .70         .72        .81       .86       .92
                                           ------      ------     ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD.....    $14.31      $14.02     $13.50    $14.44    $14.61
                                           ======      ======     ======    ======    ======

Total Return (c).......................     7.32%       9.36%      -.92%     4.87%     7.71%
Net Assets at End of the Period (In
  millions)............................    $140.5      $ 86.1     $130.4    $284.2    $359.0
Ratio of Operating Expenses to Average
  Net Assets (d).......................     1.68%       1.70%      1.71%     1.72%     1.72%
Ratio of Interest Expense to Average
  Net Assets...........................       N/A        .05%       .07%      .04%      .08%
Ratio of Net Investment Income to
  Average Net Assets...................     4.59%       5.47%      5.73%     5.63%     6.44%
Portfolio Turnover (Excludes Forward
  Commitment Transactions).............       32%         44%       112%       82%      104%

(a) Based on average shares outstanding.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. These changes for the period ended December 31, 2001 did not affect net investment income per share or net realized and unrealized gains and losses per share. However, the ratio of net investment income to average net assets decreased from 4.62% to 4.59%. Per share, ratios, and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .02% for the year ended December 31, 2000.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED DECEMBER 31,
CLASS C SHARES                           ---------------------------------------------------
                                         2001(A)(B)    2000(A)     1999      1998      1997
                                         ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................    $14.00      $13.50     $14.44    $14.61    $14.45
                                           ------      ------     ------    ------    ------
  Net Investment Income................       .65         .73        .78       .82       .91
  Net Realized and Unrealized
    Gain/Loss..........................       .34         .49       (.91)     (.13)      .17
                                           ------      ------     ------    ------    ------
Total from Investment Operations.......       .99        1.22       (.13)      .69      1.08
Less Distributions from and in Excess
  of Net Investment Income.............       .70         .72        .81       .86       .92
                                           ------      ------     ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD.....    $14.29      $14.00     $13.50    $14.44    $14.61
                                           ======      ======     ======    ======    ======

Total Return (c).......................     7.25%       9.29%      -.92%     4.87%     7.71%
Net Assets at End of the Period (In
  millions)............................    $ 32.2      $ 20.6     $ 19.3    $ 18.0    $ 14.2
Ratio of Operating Expenses to Average
  Net Assets (d).......................     1.68%       1.68%      1.72%     1.72%     1.72%
Ratio of Interest Expense to Average
  Net Assets...........................       N/A        .05%       .07%      .04%      .08%
Ratio of Net Investment Income to
  Average Net Assets...................     4.56%       5.46%      5.66%     5.63%     6.41%
Portfolio Turnover (Excludes Forward
  Commitment Transactions).............       32%         44%       112%       82%      104%

(a) Based on average shares outstanding.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. These changes for the period ended December 31, 2001 did not affect net investment income per share or net realized and unrealized gains and losses per share. However, the ratio of net investment income to average net assets decreased from 4.59% to 4.56%. Per share, ratios, and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .02% for the year ended December 31, 2000.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen U.S. Government Fund (the "Fund") is organized as a series of Van Kampen U.S. Government Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income, with liquidity and safety of principal. The Fund commenced investment operations on May 31, 1984. The distribution of the Fund's Class B and Class C Shares commenced on August 24, 1992 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments and forwards are stated at value using market quotations or indications of value obtained from an independent pricing service. If such valuations are not available, then estimates are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

maintain the value of the underlying security at not less than the repurchase proceeds due to the Fund.

    The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. Certain forward commitments are entered into with the intent of recognizing fee income which results from the difference between the price of a forward settlement security versus the current cash settlement price of the same security. Upon the closing of these forward commitments, this income is recognized and is shown as fee income on the Statement of Operations. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that do not intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. Prior to January 1, 2001, the Fund did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $336,912 reduction in cost of securities and a corresponding $336,912 increase in net unrealized appreciation, based on securities held by the Fund on January 1, 2001.

    The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $103,160; decrease net unrealized appreciation

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

by $336,912 and increase net realized gain by $440,072. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

    The revised version of the Guide also requires that paydown gains and losses on mortgage- and asset-backed securities be presented as interest income. Previously, paydown gains and losses on mortgage- and asset-backed securities were shown as a component of realized gain/loss. The effect of this change for the year ended December 31, 2001 was to decrease net investment income and increase realized gain/loss by $399,999.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $276,903,879 which will expire between December 31, 2002 and December 31, 2008. Of this amount, $181,281,942 will expire on December 31, 2002. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sales transactions and gains or losses recognized for tax purposes on open futures and forward contracts at December 31, 2001.

    At December 31, 2001, for federal income tax purposes the cost of long- and short-term investments is $1,690,567,596, the aggregate gross unrealized appreciation is $32,991,083 and the aggregate gross unrealized depreciation is $987,669, resulting in net unrealized appreciation on long- and short-term investments of $32,003,414.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. A permanent difference relating to a portion of the capital loss carry forward expiring in the current year totaling $18,034,759 has been reclassified from accumulated net realized loss to capital.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

F. EXPENSE REDUCTIONS During the year ended December 31, 2001, the Fund's custody fee was reduced by $150,998 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .550%
Next $500 million...........................................       .525%
Next $2 billion.............................................       .500%
Next $2 billion.............................................       .475%
Next $2 billion.............................................       .450%
Next $2 billion.............................................       .425%
Over $9 billion.............................................       .400%

    For the year ended December 31, 2001, the Fund recognized expenses of approximately $43,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended December 31, 2001, the Fund recognized expenses of approximately $168,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended December 31, 2001, the Fund recognized expenses of approximately $1,345,700. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended,

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $177,232 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2001, capital aggregated $1,747,908,556, $189,477,860, and
$33,094,867 for Classes A, B and C, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   19,215,131    $ 274,353,167
  Class B...............................................    6,698,818       95,471,183
  Class C...............................................    1,929,719       27,558,887
                                                          -----------    -------------
Total Sales.............................................   27,843,668    $ 397,383,237
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    3,665,952    $  52,396,870
  Class B...............................................      264,811        3,779,621
  Class C...............................................       56,094          800,213
                                                          -----------    -------------
Total Dividend Reinvestment.............................    3,986,857    $  56,976,704
                                                          ===========    =============
Repurchases:
  Class A...............................................  (27,416,988)   $(391,192,832)
  Class B...............................................   (3,284,142)     (46,775,262)
  Class C...............................................   (1,202,628)     (17,094,625)
                                                          -----------    -------------
Total Repurchases.......................................  (31,903,758)   $(455,062,719)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    At December 31, 2000, capital aggregated $1,828,579,647, $138,471,720 and
$22,167,453 for Classes A, B and C, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    9,536,053    $ 129,362,849
  Class B...............................................    1,617,551       22,073,459
  Class C...............................................      781,697       10,621,614
                                                          -----------    -------------
Total Sales.............................................   11,935,301    $ 162,057,922
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    4,246,731    $  56,319,565
  Class B...............................................      219,014        2,884,388
  Class C...............................................       40,942          546,234
                                                          -----------    -------------
Total Dividend Reinvestment.............................    4,506,687    $  59,750,187
                                                          ===========    =============
Repurchases:
  Class A...............................................  (35,495,557)   $(479,422,570)
  Class B...............................................   (5,352,360)     (72,087,983)
  Class C...............................................     (776,720)     (10,486,852)
                                                          -----------    -------------
Total Repurchases.......................................  (41,624,637)   $(561,997,405)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares are purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares are purchased. For the years ended December 31, 2001 and 2000, 1,018,129 and 2,277,570 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended December 31, 2001 and 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule:

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended December 31, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $146,200 and CDSC on redeemed shares of approximately $285,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales on investments, including principal paydowns, excluding forward commitment transactions and short-term investments, were $474,943,524 and $1,092,731,258, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract or forward commitment. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures on U.S. Treasury Bonds and Notes and typically closes the contract prior to the delivery date.

    Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts, for the year ended December 31, 2001, were as follows:

                                                                CONTRACTS
Outstanding at December 31, 2000............................        156
Futures Opened..............................................      8,735
Futures Closed..............................................     (8,057)
                                                                 ------
Outstanding at December 31, 2001............................        834
                                                                 ======

    The futures contracts outstanding as of December 31, 2001, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
U.S. Treasury Bond Futures March 2002
  (Current Notional Value of $101,531 per contract).........     140         $(13,685)
U.S. Treasury Notes 5-Year Futures March 2002
  (Current Notional Value of $105,828 per contract).........     160          209,697
SHORT CONTRACTS:
U.S. Treasury Notes 10-Year Futures March 2002
  (Current Notional Value of $105,141 per contract).........     534          133,168
                                                                 ---         --------
                                                                 834         $329,180
                                                                 ===         ========

B. FORWARD COMMITMENTS The Fund trades certain securities under the terms of forward commitments, as described in Note 1. The change in value of these

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

securities is reflected as a component of unrealized appreciation/depreciation on forward commitments.

    The following forward purchase commitments were outstanding as of December 31, 2001:

PAR                                                                          UNREALIZED
AMOUNT                                                        CURRENT       APPRECIATION/
(000)       DESCRIPTION                                        VALUE        DEPRECIATION
$ 32,000    FHLMC January Forward, 7.00%................    $ 32,590,080      $ 120,080
  89,100    FNMA January Forward, 6.00%.................      89,295,129       (176,402)
 131,000    FNMA January Forward, 6.00%.................     128,052,500        583,125
  98,800    FNMA January Forward, 6.50%.................      98,830,628       (509,685)
  22,700    FNMA January Forward, 7.00%.................      23,487,463         28,432
  27,300    FNMA January Forward, 7.00%.................      27,820,338       (247,475)
 180,000    FNMA January Forward, 7.50%.................     185,738,400       (391,881)
  26,000    FNMA February Forward, 6.00%................      25,309,375        178,750
                                                            ------------      ---------
                                                            $611,123,913      $(415,056)
                                                            ============      =========

C. CLOSED BUT UNSETTLED FORWARD COMMITMENTS In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to the settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transaction at the time the forward commitment is closed. Risks may result as a result of the potential inability of counterparties to meet the terms of their contracts. As of December 31, 2001, the Fund has net realized losses on closed but unsettled forward contracts of $153,359 which are scheduled to settled on January 14, 2002.

6. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. The Fund also invests in REMIC's (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or branches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

which over its life will generally have the most stable cash flows and the lowest prepayment risk.

7. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended December 31, 2001, are payments retained by Van Kampen of approximately $1,125,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $139,300.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen U.S. Government Fund:

We have audited the accompanying statement of assets and liabilities, including the Fund of investments, of the Van Kampen U.S. Government Fund (the "Fund"), as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the three years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 6, 2002

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN U.S. GOVERNMENT FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and their principal occupations for the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
J. Miles Branagan (69)      Trustee      Trustee     Private investor. Trustee/Director of funds       61
1632 Morning Mountain Road               since 1995  in the Fund Complex. Co-founder, and prior
Raleigh, NC 27614                                    to August 1996, Chairman, Chief Executive
                                                     Officer and President, MDT Corporation (now
                                                     known as Getinge/Castle, Inc., a subsidiary
                                                     of Getinge Industrier AB), a company which
                                                     develops, manufactures, markets and services
                                                     medical and scientific equipment.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
J. Miles Branagan (69)
1632 Morning Mountain Road
Raleigh, NC 27614

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Jerry D. Choate (63)        Trustee      Trustee     Trustee/Director of funds in the Fund             61
53 Monarch Bay Drive                     since 1999  Complex. Prior to January 1999, Chairman and
Dana Point, CA 92629                                 Chief Executive Officer of the Allstate
                                                     Corporation ("Allstate") and Allstate
                                                     Insurance Company. Prior to January 1995,
                                                     President and Chief Executive Officer of
                                                     Allstate. Prior to August 1994, various
                                                     management positions at Allstate.
Linda Hutton Heagy (53)     Trustee      Trustee     Managing Partner of Heidrick & Struggles, an      61
Sears Tower                              since 1995  executive search firm. Trustee/Director of
233 South Wacker Drive                               funds in the Fund Complex. Trustee on the
Suite 7000                                           University of Chicago Hospitals Board, Vice
Chicago, IL 60606                                    Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member of the
                                                     Women's Board of the University of Chicago.
                                                     Prior to 1997, Partner, Ray & Berndtson,
                                                     Inc., an executive recruiting and management
                                                     consulting firm. Prior to 1996, Trustee of
                                                     The International House Board, a fellowship
                                                     and housing organization for international
                                                     graduate students. Formerly, Executive Vice
                                                     President of ABN AMRO, N.A., a Dutch bank
                                                     holding company. Prior to 1992, Executive
                                                     Vice President of La Salle National Bank.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Jerry D. Choate (63)        Director of Amgen Inc., a
53 Monarch Bay Drive        biotechnological company,
Dana Point, CA 92629        and Director of Valero
                            Energy Corporation, an
                            independent refining
                            company.
Linda Hutton Heagy (53)
Sears Tower
233 South Wacker Drive
Suite 7000
Chicago, IL 60606

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
R. Craig Kennedy (49)       Trustee      Trustee     Director and President, German Marshall Fund      61
11 DuPont Circle, N.W.                   since 1993  of the United States, an independent U.S.
Washington, D.C. 20016                               foundation created to deepen understanding,
                                                     promote collaboration and stimulate
                                                     exchanges of practical experience between
                                                     Americans and Europeans. Trustee/Director of
                                                     funds in the Fund Complex. Formerly, advisor
                                                     to the Dennis Trading Group Inc., a managed
                                                     futures and option company that invests
                                                     money for individuals and institutions.
                                                     Prior to 1992, President and Chief Executive
                                                     Officer, Director and member of the
                                                     Investment Committee of the Joyce
                                                     Foundation, a private foundation.
Jack E. Nelson (65)         Trustee      Trustee     President and owner, Nelson Investment            61
423 Country Club Drive                   since 1988  Planning Services, Inc., a financial
Winter Park, FL 32789                                planning company and registered investment
                                                     adviser in the State of Florida. President
                                                     and owner, Nelson Ivest Brokerage Services
                                                     Inc., a member of the National Association
                                                     of Securities Dealers, Inc. and Securities
                                                     Investors Protection Corp. Trustee/Director
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
R. Craig Kennedy (49)
11 DuPont Circle, N.W.
Washington, D.C. 20016
Jack E. Nelson (65)
423 Country Club Drive
Winter Park, FL 32789

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Phillip B. Rooney (57)      Trustee      Trustee     President of ServiceMaster Management             61
One ServiceMaster Way                    since 1997  Services, a network of quality service
Downers Grove, IL 60515                              companies, since January 2001. Trustee/
                                                     Director of funds in the Fund Complex.
                                                     Trustee of the University of Notre Dame
                                                     since 1993. Prior to 2001, Director of the
                                                     Urban Shopping Centers Inc., a retail
                                                     management company. Director from 1994 to
                                                     2000 and Vice Chairman from April 1997 to
                                                     April 2000 of The ServiceMaster Company, a
                                                     business and consumer services company.
                                                     Prior to 1998, Director of Stone Container
                                                     Corp., a paper manufacturing company.
                                                     President and Chief Executive Officer of
                                                     Waste Management, Inc., an environmental
                                                     services company, from June 1996 through
                                                     February 1997 and from November 1984 through
                                                     1996, Mr. Rooney was President and Chief
                                                     Operating Officer of Waste Management Inc.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Phillip B. Rooney (57)      Director of Illinois Tool
One ServiceMaster Way       Works, Inc., a
Downers Grove, IL 60515     manufacturing company,
                            since 1990.

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Suzanne H. Woolsey (60)     Trustee      Trustee     Chief Operating Officer of the National           61
2101 Constitution Ave.,                  since 1999  Academy of Sciences/National Research
N.W.                                                 Council, an independent, federally chartered
Room 206                                             policy institution, since 1993.
Washington, D.C. 20418                               Trustee/Director of funds in the Fund
                                                     Complex. Director of the German Marshall
                                                     Fund of the United States, Trustee of
                                                     Colorado College and Vice Chair of the Board
                                                     of the Council for Excellence in Government.
                                                     Prior to 1993, Executive Director of the
                                                     Commission on Behavioral and Social Sciences
                                                     and Education at the National Academy of
                                                     Sciences/National Research Council. From
                                                     1980 through 1989, Partner of Coopers &
                                                     Lybrand.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Suzanne H. Woolsey (60)     Director of Neurogen
2101 Constitution Ave.,     Corporation, a
N.W.                        pharmaceutical company,
Room 206                    since January 1998.
Washington, D.C. 20418

INTERESTED TRUSTEES:*

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Mitchell M. Merin* (48)     Trustee      Trustee     President and Chief Operating Officer of          61
1221 Avenue of the                       since 1999  Morgan Stanley Investment Management since
Americas                                             December 1998. President and Director since
21st Floor                                           April 1997 and Chief Executive Officer since
New York, NY 10020                                   June 1998 of Morgan Stanley Dean Witter
                                                     Advisors Inc. and Morgan Stanley Dean Witter
                                                     Services Company Inc. Chairman, Chief
                                                     Executive Officer and Director of Morgan
                                                     Stanley Dean Witter Distributors Inc. since
                                                     June 1998. Chairman and Chief Executive
                                                     Officer since June 1998, and Director since
                                                     January 1998 of Morgan Stanley Dean Witter
                                                     Trust FSB. Director of various Morgan
                                                     Stanley subsidiaries. President of the
                                                     Morgan Stanley Funds since May 1999.
                                                     Trustee/Director of funds in the Fund
                                                     Complex. Previously Chief Strategic Officer
                                                     of Morgan Stanley Dean Witter Advisors Inc.
                                                     and Morgan Stanley Dean Witter Services
                                                     Company Inc. and Executive Vice President of
                                                     Morgan Stanley Dean Witter Distributors Inc.
                                                     April 1997-June 1998, Vice President of the
                                                     Morgan Stanley Dean Witter Funds May
                                                     1997-April 1999, and Executive Vice
                                                     President of Dean Witter, Discover & Co.
                                                     prior to May 1997.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Mitchell M. Merin* (48)
1221 Avenue of the
Americas
21st Floor
New York, NY 10020

                                                                                                   NUMBER OF
                                          TERM OF                                                   FUNDS IN
                                         OFFICE AND                                                   FUND
                            POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Richard F. Powers, III*     Trustee and  Trustee     Chairman, President, Chief Executive              98
(55)                        President    since 1999  Officer, Director and Managing Director of
1 Parkview Plaza                                     Van Kampen Investments. Chairman, Director
P.O. Box 5555                                        and Chief Executive Officer of the Advisers,
Oakbrook Terrace, IL 60181                           the Distributor and Van Kampen Advisors Inc.
                                                     since 1998. Managing Director of the
                                                     Advisers, the Distributor and Van Kampen
                                                     Advisors Inc. since July 2001. Director and
                                                     Officer of certain other subsidiaries of Van
                                                     Kampen Investments. Chief Sales and
                                                     Marketing Officer of Morgan Stanley Dean
                                                     Witter Asset Management Inc. Trustee/
                                                     Director and President or Trustee, President
                                                     and Chairman of the Board of funds in the
                                                     Fund Complex. Prior to May 1998, Executive
                                                     Vice President and Director of Marketing at
                                                     Morgan Stanley Dean Witter and Director of
                                                     Dean Witter Discover & Co. and Dean Witter
                                                     Realty. Prior to 1996, Director of Dean
                                                     Witter Reynolds Inc.
Wayne W. Whalen* (62)       Trustee      Trustee     Partner in the law firm of Skadden, Arps,         98
333 West Wacker Drive                    since 1988  Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                                    counsel to funds in the Fund Complex.
                                                     Trustee/ Director/Managing General Partner
                                                     of funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(55)
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181
Wayne W. Whalen* (62)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and       since 1998  Investments, and Managing Director, President and Chief
45th Floor                    Chief Investment                Operating Officer of the Advisers and Van Kampen Advisors
Houston, TX 77056             Officer                         Inc. Executive Vice President and Chief Investment Officer
                                                              of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President and Chief Investment Officer of Van
                                                              Kampen Investments, and President and Chief Operating
                                                              Officer of the Advisers. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Advisers. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center   Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
Plaza 2 - 7th Floor                                           Distributor, Investor Services and certain other
Jersey City, NJ 07311                                         subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
Michael H. Santo (46)         Vice President      Officer     Managing Director, Chief Operations Officer and Director of
1 Parkview Plaza                                  since 1999  Van Kampen Investments, Managing Director, Chief Executive
Oakbrook Terrace, IL 60181                                    Officer and Director of Investor Services, Managing
                                                              Director, Chief Operations and Technology Officer and
                                                              Director of the Advisers, the Distributor and Van Kampen
                                                              Advisors Inc. and serves as a Director or Officer of certain other subsidiaries of Van Kampen Investments. Vice President of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President, Chief Administrative Officer and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Van Kampen Advisors Inc. and Investor Services.
                                                              Prior to 1998, Senior Vice President and Senior Planning
                                                              Officer for Individual Asset Management of Morgan Stanley
                                                              Dean Witter and its predecessor since 1994.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John R. Reynoldson (48)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co-head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.

John L. Sullivan (46)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1989  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex.
                              Treasurer
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 341-2911.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
40, 340, 540                                                   Member NASD/SIPC.
USGF ANR 2/02                                                    5193B02-AP-2/02